UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2009

BANKUNITED FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13921	65-0377773
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

255 Alhambra Circle, Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

(305) 569-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On March 12, 2009, BankUnited, FSB (the “Bank”), a wholly-owned subsidiary of BankUnited Financial Corporation (the “Registrant” or the “Company”), provided to Fannie Mae a notification whereby it voluntarily terminated the Mortgage Selling and Servicing Contract between the Bank and Fannie Mae, effective as of April 1, 2009. The termination of the contract was consistent with the Company’s strategy of no longer being active in the wholesale residential lending business. The voluntarily termination will require the Bank to write-off the recorded Fannie Mae servicing asset, which totaled the $15.8 million at February 28, 2009.

A copy of the Agreement is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference. The foregoing summary and description of the Agreement is qualified by reference to the full text of Exhibit 10.1.

Item 8.01	Other Events

As reported by the Company on a Form 12b-25 Notice of Late Filing, filed with the Securities and Exchange Commission (“SEC”) on February 10, 2009 (the “Form 12b-25”), the Company has been unable to file its Annual Report on Form 10-K for the fiscal year ended September 30, 2008 and Quarterly Report on Form 10-Q for the quarter ended December 31, 2008 due to the continuing adverse market conditions, the complexity of accounting and disclosure issues, which has increased the need for additional review and analysis of the Company’s business including, without limitation, regulatory issues, liquidity and capital, and the material weakness in internal control over financial reporting. The Company continues to be unable to predict when it will be able to resume filing periodic reports with the SEC, partly due to the rapid and unpredicted pace of deterioration of market conditions.

While the Company disclosed preliminary data with respect to, among other things, the financial condition, provision for loan losses, charge-offs and net loss for both the fiscal year ended September 30, 2008 (“2008 fiscal year”) and the fiscal quarter ended December 31, 2008 (“first quarter 2009”), the Form 12b-25 stated that such data might require revision as a result of the completion of the Company’s review and analysis and the preparation of the financial statements for those periods. Potential revisions were contemplated in part because of the highly judgmental nature of asset valuations and the establishment of loan loss reserves, as well as the additional experience that must be considered in finalizing the financial statements for those periods.

Since the Company filed its Form 12b-25 on February 10, 2009, in accordance with a verbal directive from the Bank’s banking regulators, the Bank has discontinued its mortgage assistance program (“MAP”) for loans that are not delinquent. The assumptions for delinquency frequency that the Company used in the loan loss model to develop the data reported in the Form 12b-25 were based on the assumption that the continuation of the MAP with respect to loans to current borrowers would result in a lower delinquency frequency. As a result of the banking regulators’ position, the Bank can no longer use that assumption.

As noted in the Form 12b-25, the Company has experienced significant net losses for the 2008 fiscal year and the first quarter 2009. As a result of these losses, the Company has a deficit in stockholders’ equity and the Bank’s capital is significantly under the level required as of December 31, 2008 by the Consent Order entered into with the Office of Thrift Supervision. The Bank’s inability to comply with various provisions of the Consent Order, including the requirement that capital ratios be at specified levels by December 31, 2008 may lead to further action by the regulators, including placing the Bank into receivership. Also, as noted in the Form 12b-25, the Company has limited sources of cash required to make future debt service payment and can provide no assurance about its ability to make required debt payments after existing liquid assets are depleted. As a result of the foregoing circumstances, there is substantial doubt about the Company’s ability to continue as a going concern.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	BankUnited, FSB’s Voluntary Termination of Mortgage Selling and Servicing Contract with Fannie Mae dated March 17, 2009.

Forward Looking Statements

This notice contains certain forward-looking statements, as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are statements that are not historical facts and, without limitation, include predictions, forecasts, indications or discussions of future results, performances or achievements. Certain statements including words such as: “will likely result,” “expect,” “will continue,” “anticipate,” “estimate,” “project,” “believe,” “intend,” “will,” “should,” “would,” “could,” “may,” “can,” “plan,” “target” and similar expressions, are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). In particular, statements relating to future actions, trends in the Company’s business, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings, are considered forward-looking statements. The Company claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

Forward-looking statements may include, but are not limited to, the estimates of the Company’s 2008 fiscal year end and first quarter 2009 financial results; discussions concerning national and regional business and economic conditions; fiscal and monetary policies; changes in interest rates; deterioration in the general economy and the credit markets; changes in policy or discretionary decisions by the FHLB, the FDIC or the Federal Reserve; a reduced demand for credit; a decrease in deposit flows, loan demand or deposits or other customers; risks associated with residential mortgage lending or the decline in the housing market, including, without limitation, continued deterioration in credit quality, reduced real estate values and slower sales, interest rate changes, payment elections by borrowers of option ARM loans and deterioration in the ability of borrowers to repay their loans and other debts; uncertainty about the effectiveness of the U.S. Treasury’s Troubled Asset Relief Program Capital Purchase Program (“TARP”); competition from other financial service companies in the Company’s markets; potential or actual actions by regulators, including, without limitation, receivership based upon the Company’s inability to comply with the Order requiring the Bank to have a certain level of capital ratios as of December 31, 2008, new, changed or increased regulatory restrictions and the ability to comply with such restrictions; the outcome of existing and any new legal proceedings against the Company, including adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; changes in regulations, laws, policies or standards, including, among others, changes in accounting standards, guidelines and policies; volatility in the market price of the Company’s common stock; unfavorable conditions in the capital markets; the possible loss of key personnel; the possible inability to successfully implement strategic initiatives, and other economic, competitive, servicing capacity, governmental, regulatory and technological factors affecting the Company’s operations, price, products and delivery of services; the possibility that the commercial loan, commercial real estate loan and consumer loan market may continue to deteriorate; the possible inability to successfully raise and maintain capital needed to continue operations; the outcome of tax audits; the issuance, redemption or deferral of payments on the Company’s debt or equity; the concentration of operations in Florida; reliance on other companies for products and services; and acts of terrorism, war, other man-made or natural disasters, including hurricanes, that may adversely affect the Company’s business and operations.

The Company is not able to make any assurances, including but not limited to any assurances that the increased rate of sale of foreclosed homes will continue in future periods; that the percentage of unsold homes in escrow or under negotiation will be representative of the number or percentage of homes sold in future periods; that the Company will be able to attract or maintain the needed complement of accounting personnel to remediate the material weaknesses on a timely basis; that the Company will have adequate liquidity in future periods; that Company will be able to regain its status of “well-capitalized;” or that the regulatory authorities will not take enforcement action against the Bank, such as placing the Bank into receivership.

Actual results or performance could differ from those implied or contemplated by forward-looking statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made, and are not historical facts or guarantees of future performance. Other factors that could cause actual results to differ materially are: (i) other risks and uncertainties described from time to time in the Company’s filings with the SEC; and (ii) other risks and uncertainties that have not been identified at this time. Information in this notice is solely as of the dates, and for the periods, indicated. The Company does not undertake, and specifically disclaims any obligation, to publicly update or revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, whether as the result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in or incorporated by reference into this report might not occur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION

Date: March 20, 2009	By:	/s/ Humberto L. Lopez
Humberto L. Lopez
Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	BankUnited, FSB’s Voluntary Termination of Mortgage Selling and Servicing Contract with Fannie Mae dated March 17, 2009.